FORM 8

                        UNITED STATES

             SECURITIES AND EXCHANGE COMMISSION

                   WASHINGTON, D.C. 20549

             AMENDMENT TO APPLICATION OR REPORT

      Filed pursuant to Section 12, 13 or 15(d) of the Securities Exchange Act of 1934


       National Capital Management Corporation
   (Exact name of registrant as specified in its charter)
                       AMENDMENT NO. 2
The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, dated November 10, 1995 as set forth in the pages attached hereto:

             Item  4.   Changes  in  Registrant's  Certifying
       Accountant
           Amending Item 4.(a)(iv) to read:
            During the years ending December 31, 1993 and 1994 and the interim period of January 1, 1995 through Ernst & Young LLP's resignation on November 10, 1995, the Registrant had no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure.

            Amending Item 4.(a)(v)(A) to include specific steps the Registrant took to rectify each of the reportable conditions set forth in Attachment A to the March 24, 1995 letter from Ernst & Young LLP to the audit committee.

       Item 7.  Financial Statements and Exhibits
            Amending  accountant's letter to Item (7).(c)(16)
       to   include   whether   or   not   there   were   any
       disagreements with the Registrant.

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

                           NATIONAL CAPITAL
                           MANAGEMENT CORPORATION
                                (Registrant)

Date:  November 29, 1995   By:/s/ Leslie A. Filler
                           Leslie A. Filler
                           Principal Financial Officer and
                           Principal Accounting Officer

Item 4.     Changes in Registrant's Certifying Accountant

Regulation S-K Item 304
(a)(1):
            (i) Registrant's principal accountant, Ernst & Young, resigned on November 10, 1995.
            (ii) Ernst & Young LLP has not issued a report on Registrant's financial statements during the past two years that contained an adverse opinion, disclaimer of opinion, modification or qualification.
            (iii) N/A.
            (iv) During the years ending December 31, 1993 and 1994 and the interim period of January 1, 1995 through Ernst & Young's resignation on
            November 10, 1995, the Registrant had no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure.
            (v) (A) Ernst & Young LLP issued a letter to the Registrant with respect to its audit of the Registrant's financial statements for the year ended December 31, 1994 which contained reportable conditions regarding two of the Registrant's subsidiaries, National Capital Benefits Corporation ("NCBC") and Jensen Corporation ("Jensen"). The Registrant believes it has implemented measures that will prevent the recurrence of such conditions at NCBC and that prevented such conditions at Jensen until it was sold on November 10, 1995.
            Jensen - Jensen's controller, who had been employed by Jensen since its acquisition in 1992 by the Company, left Jensen near the end of 1994. Jensen's chief operating officer then hired his replacement. After the problems with the audit were known, the Company's chief financial officer conducted a search and hired a qualified controller, with over 12 years of cost accounting experience, for Jensen in May 1995. Shortly after her employment, the controller began the process of addressing problems within Jensen.
            In July 1995, the Company performed an internal audit of Jensen. During this audit, the material general ledger accounts were verified to be reconciled, inventory standards and reserves were reviewed and determined to be proper, internal control procedures were being addressed, revenue cutoff was tested and determined to be proper and a system had been implemented to ensure that payroll tax returns would be filed currently. Through routine contact with the controller, the Company was satisfied that proper procedures were being followed subsequent to this audit.
            The new controller was directed by the Company to establish a new accounting position to enhance the accounting and control function at Jensen, and, as a result, an assistant controller was hired in October 1995 with an appropriate level of accounting experience.
            NCBC - Since the viatical settlements division was a new business for the Company in 1994, many issues were not fully addressed until the year end audit. During the audit, these issues were studied and changes were implemented under the guidance of Ernst & Young LLP.
            As a result of the Company's requirement to implement stronger controls and a need to have more qualified personnel, an individual was hired in June 1995 to handle the accounting, reporting and management functions. This individual is a CPA and began his career in the auditing and management consulting divisions at one of the big six accounting firms. He has since held various financial and executive positions with numerous entities. The NCBC officer who was previously in charge of the accounting, reporting and management functions left NCBC in July 1995.
            (B)  None.
            (C)  See (A) above.
            (D)  None.